UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 17, 2013

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 17, 2013, the Board of Directors (the “Board”) of GulfMark Offshore, Inc. (the “Company”) expanded the size of the Board from seven to eight directors.

In addition, on September 17, 2013, Mr. Steven W. Kohlhagen and Mr. Charles K. Valutas were elected to the Board for terms expiring in June 2014.

Concurrent with the election of the new directors, the Board elected to make changes in the composition of its established committees. The Compensation Committee now consists of Mr. David J. Butters (Chairman), Mr. Sheldon S. Gordon, Mr. Kohlhagen and Mr. Valutas. Mr. Kohlhagen and Mr. Valutas are new to this committee and Mr. Peter I. Bijur and Mr. Rex C. Ross rotated off this committee. The Audit Committee now consists of Mr. Brian R. Ford (Chairman), Mr. Bijur, Mr. Gordon, Mr. Ross and Mr. Kohlhagen. In addition to Mr. Kohlhagen, Mr. Ross is new to this committee. The Governance & Nominating Committee now consists of Mr. Bijur (Chairman), Mr. Ross, Mr. Ford, and Mr. Valutas. Mr. Gordon rotated off this committee and, along with Mr. Valutas, Mr. Ford is new to this committee.

Pursuant to the terms of the 2011 Non-Employee Director Share Incentive Plan, as amended (the “Plan”), Mr. Kohlhagen and Mr. Valutas were each granted 3,148 shares each of unvested common stock as a restricted stock award upon their election to the Board. Restricted stock awards granted under the Plan are subject to agreements between the Company and each of Mr. Kohlhagen and Mr. Valutas that restrict the transfer of unvested common stock. The Plan also provides that each non-employee director in office immediately after each annual meeting shall receive a number of shares of unvested common stock equal to $100,000 divided by the average of the high and low stock price on the date of grant as a restricted stock award. Restricted stock awards under the Plan vest one year from the date of grant.

Each of our non-employee directors is paid $1,500 for each meeting of the Board and $1,500 for each Committee meeting of the Board he attends. In addition, a quarterly retainer of $11,250 is paid to each of our non-employee directors of the Company.

Also attached hereto as Exhibit 99.1 is a related press release dated September 18, 2013.

ITEM 9.01     EXHIBITS

(d)	Exhibits

	Exhibit No.	Description of Exhibit
	99.1	Press release dated September 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK OFFSHORE, INC.
(Registrant)

/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer

DATE: September 18, 2013